EXHIBIT 99.1

As the Cutoff Date
Composition of the Automobile Loans as of the Cutoff Date

Aggregate Principal Balance	$466,666,666.67
Number of Automobile Loans	65,412
Average Principal Balance	$7,134.27
Range of Principal Balances	($500.00 to $25,224.04)
Weighted Average APR	22.76%
Range of APRs	(17.02% to 29.99%)
Weighted Average Remaining Term	40.92 months
Range of Remaining Terms	(1 month to 60 months)
Weighted Average Original Term	51.91 months
Range of Original Terms	(12 months to 60 months)
Percentage of Used Loans	99.75%
Percentage of New Loans	0.25%
Percentage of Simple Interest Loans	95.96%
Percentage of Precomputed Loans	4.04%

Distribution of the Automobile Loans by APR as of the Cutoff Date
				Percentage of
	Aggregate	Percentage of	Number of	Total Number
	Principal	Aggregate Principal	Automobile	of Automobile
APR Range	Balance	Balance	Loans	Loans
17.001% - 18.000%	$17,528,279.81	3.76%	1,985	3.03%
18.001% - 19.000%	$7,099,041.20	1.52%	826	1.26%
19.001% - 20.000%	$5,033,635.21	1.08%	707	1.08%
20.001% - 21.000%	$125,246,285.01	26.84%	18,130	27.72%
21.001% - 22.000%	$16,697,617.92	3.58%	2,972	4.54%
22.001% - 23.000%	$69,086.94	0.01%	11	0.02%
23.001% - 24.000%	$293,567,320.12	62.91%	40,547	61.99%
24.001% - 25.000%	$1,108,765.01	0.24%	173	0.26%
25.001% - 26.000%	$99,187.90	0.02%	18	0.03%
26.001% - 27.000%	$24,904.39	0.01%	5	0.01%
27.001% - 28.000%	$3,795.11	0.00%	1	0.00%
28.001% - 29.000%	$51,719.80	0.01%	10	0.02%
29.001% - 30.000%	$137,028.25	0.03%	27	0.04%
	$466,666,666.67	100.00%	65,412	100.00%

Distribution of the Automobile Loans by Geographical Location of the Obligor as of the Cutoff Date
				Percentage of
	Aggregate	Percentage of	Number of	Total Number
	Principal	Aggregate Principal	Automobile	of Automobile
Geographic Location	Balance	Balance	Loans	Loans
California	$71,686,453.68	15.36%	11,197	17.12%
Florida	$47,881,177.53	10.26%	6,955	10.63%
Texas	$38,040,353.60	8.15%	4,917	7.52%
Arizona	$25,270,429.48	5.42%	3,580	5.47%
Georgia	$24,193,311.25	5.18%	3,281	5.02%
Ohio	$21,706,357.82	4.65%	2,984	4.56%
North Carolina	$20,923,595.22	4.48%	2,904	4.44%
Illinois	$20,509,771.93	4.39%	2,725	4.17%
Virginia	$19,144,004.70	4.10%	2,603	3.98%
New York	$18,315,367.55	3.92%	2,418	3.70%
Washington	$16,781,442.21	3.60%	2,599	3.97%
Missouri	$15,093,186.50	3.23%	2,190	3.35%
Maryland	$14,607,534.77	3.13%	1,990	3.04%
Indiana	$13,297,028.20	2.85%	1,692	2.59%
Colorado	$12,556,950.91	2.69%	1,746	2.67%
Tennessee	$12,267,615.54	2.63%	1,655	2.53%
Alabama	$12,064,721.59	2.59%	1,572	2.40%
Massachusetts	$10,809,819.54	2.32%	1,422	2.17%
Oregon	$8,902,959.85	1.91%	1,250	1.91%
New Jersey	$8,210,180.73	1.76%	1,093	1.67%
Kentucky	$7,963,689.12	1.71%	1,110	1.70%
Utah	$7,221,156.74	1.55%	975	1.49%
Michigan	$6,600,683.82	1.41%	920	1.41%
Pennsylvania	$4,935,878.27	1.06%	595	0.91%
Kansas	$2,753,472.89	0.59%	394	0.60%
Nevada	$1,690,054.09	0.36%	202	0.31%
New Hampshire	$1,353,217.74	0.29%	169	0.26%
Other (1)	$1,886,251.40	0.40%	274	0.42%
	$466,666,666.67	100.00%	65,412	100.00%

Distribution of the Automobile Loans by Current Principal Balance as of the Cutoff Date
				Percentage of
	Aggregate	Percentage of	Number of	Total Number
Current	Principal	Aggregate Principal	Automobile	of Automobile
Principal Balance	Balance	Balance	Loans	Loans
$0.01 - $1,000.00	$566,196.35	0.12%	749	1.15%
$1,000.01 - $2,000.00	$2,928,216.38	0.63%	1,920	2.94%
$2,000.01 - $3,000.00	$6,814,273.70	1.46%	2,696	4.12%
$3,000.01 - $4,000.00	$13,464,894.75	2.89%	3,814	5.83%
$4,000.01 - $5,000.00	$24,453,771.15	5.24%	5,398	8.25%
$5,000.01 - $6,000.00	$39,053,099.55	8.37%	7,072	10.81%
$6,000.01 - $7,000.00	$56,851,793.52	12.18%	8,730	13.35%
$7,000.01 - $8,000.00	$71,899,987.79	15.41%	9,587	14.66%
$8,000.01 - $9,000.00	$78,400,040.15	16.80%	9,237	14.12%
$9,000.01 - $10,000.00	$70,371,736.46	15.08%	7,428	11.36%
$10,000.01 - $11,000.00	$43,682,645.11	9.36%	4,183	6.39%
$11,000.01 - $12,000.00	$24,328,525.88	5.21%	2,126	3.25%
$12,000.01 - $13,000.00	$13,763,617.74	2.95%	1,105	1.69%
$13,000.01 - $14,000.00	$8,065,913.46	1.73%	599	0.92%
$14,000.01 - $15,000.00	$5,075,797.01	1.09%	351	0.54%
Over $15,000.01	$6,946,157.67	1.49%	417	0.64%
Total:	$466,666,666.67	100.00%	65,412	100.00%

Distribution of the Automobile Loans by Original Principal Balance as of the Cutoff Date
				Percentage of
	Aggregate	Percentage of	Number of	Total Number
Original	Principal	Aggregate Principal	Automobile	of Automobile
Principal Balance	Balance	Balance	Loans	Loans
$1,000.01 - $2,000.00	$4,190.02	0.00%	3	0.00%
$2,000.01 - $3,000.00	$125,248.59	0.03%	69	0.11%
$3,000.01 - $4,000.00	$1,341,456.32	0.29%	548	0.84%
$4,000.01 - $5,000.00	$5,589,070.90	1.20%	1,741	2.66%
$5,000.01 - $6,000.00	$14,276,350.30	3.06%	3,585	5.48%
$6,000.01 - $7,000.00	$28,799,020.66	6.17%	5,938	9.08%
$7,000.01 - $8,000.00	$49,438,778.77	10.59%	8,562	13.09%
$8,000.01 - $9,000.00	$75,938,407.79	16.27%	11,399	17.43%
$9,000.01 - $10,000.00	$95,020,449.83	20.36%	12,483	19.08%
$10,000.01 - $11,000.00	$83,810,180.98	17.96%	9,957	15.22%
$11,000.01 - $12,000.00	$49,452,911.23	10.60%	5,456	8.34%
$12,000.01 - $13,000.00	$27,322,060.98	5.85%	2,763	4.22%
$13,000.01 - $14,000.00	$15,209,829.03	3.26%	1,388	2.12%
$14,000.01 - $15,000.00	$8,401,735.18	1.80%	700	1.07%
Over $15,000.01	$11,936,976.09	2.56%	820	1.25%
Total:	$466,666,666.67	100.00%	65,412	100.00%

Distribution of the Automobile Loans by Remaining Term as of the Cutoff Date
				Percentage of
	Aggregate	Percentage of	Number of	Total Number
	Principal	Aggregate Principal	Automobile	of Automobile
Remaining Term	Balance	Balance	Loans	Loans
1 - 12	$8,826,929.78	1.89%	4,490	6.86%
13 - 24	$42,844,085.47	9.18%	10,026	15.33%
25 - 36	$107,802,172.71	23.10%	17,012	26.01%
37 - 48	$167,088,363.09	35.80%	20,226	30.92%
49 - 60	$140,105,115.62	30.02%	13,658	20.88%
Total:	$466,666,666.67	100.00%	65,412	100.00%

Distribution of the Automobile Loans by Original Term as of the Cutoff Date
				Percentage of
	Aggregate	Percentage of	Number of	Total Number
	Principal	Aggregate Principal	Automobile	of Automobile
Original Term	Balance	Balance	Loans	Loans
1 - 12	$19,044.10	0.00%	10	0.02%
13 - 24	$3,401,307.52	0.73%	1,141	1.74%
25 - 36	$41,271,976.29	8.84%	9,403	14.38%
37 - 48	$152,039,318.10	32.58%	23,867	36.49%
49 - 60	$269,935,020.66	57.84%	30,991	47.38%
Total:	$466,666,666.67	100.00%	65,412	100.00%

Distribution of the Automobile Loans by Model Year as of the Cutoff Date
				Percentage of
	Aggregate	Percentage of	Number of	Total Number
	Principal	Aggregate Principal	Automobile	of Automobile
Model Year	Balance	Balance	Loans	Loans
2005	$46,257.45	0.01%	3	0.00%
2004	$3,964,839.77	0.85%	313	0.48%
2003	$17,104,687.22	3.67%	1,651	2.52%
2002	$34,803,746.95	7.46%	3,716	5.68%
2001	$61,051,610.34	13.08%	6,932	10.60%
2000	$83,514,404.43	17.90%	10,200	15.59%
1999	$80,845,202.94	17.32%	10,511	16.07%
1998	$66,236,403.63	14.19%	9,606	14.69%
1997	$52,087,356.09	11.16%	8,339	12.75%
1996	$28,922,724.60	6.20%	5,490	8.39%
1995	$19,302,359.31	4.14%	4,079	6.24%
1994 or prior	$18,787,073.94	4.03%	4,572	6.99%
Total:	$466,666,666.67	100.00%	65,412	100.00%